UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

FIFTH THIRD BANCORP

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR ANNUAL MEETING OF SHAREHOLDERS OF

FIFTH THIRD BANCORP

TO BE HELD ON APRIL 17, 2012

WHEN AND WHERE IS THE SHAREHOLDER MEETING?

The 2012 Annual Meeting of Shareholders of Fifth Third Bancorp will be held in the Regency Ballroom at the Hyatt Regency Cincinnati, located at 151 West 5th Street, Cincinnati, Ohio, on Tuesday, April 17, 2012, at 11:30 a.m., E.D.S.T

WHAT IS BEING VOTED ON AT THE SHAREHOLDER MEETING?

1.	Election of all members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2013.

2.	Approval of the appointment of the firm of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Company for the year 2012.

3.

The proposal described in the proxy statement to amend the Articles of Incorporation and Code of Regulations to provide for a majority voting standard for uncontested elections of directors unless cumulative voting is in effect. The proposed amendments are attached as Annex 1 to the Proxy Statement and are incorporated therein by reference.

4.	An advisory vote to approve the compensation of the Company’s executives.

5.	An advisory vote to determine whether the shareholder vote on the compensation of the Company’s executives will occur every 1, 2, or 3 years.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

The Board of Directors recommends a vote “FOR” the election of Directors, “FOR” Items 2, 3 and 4, and “1 YEAR” on Item 5.

THIS IS NOT A PROXY CARD. You may not use this form to vote your shares. You may request a paper proxy card by following the instructions at the bottom of this form. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following documents can be viewed at: www.ViewMaterial.com/fitb

Notice of Annual Meeting of Shareholders             Proxy Statement             Annual Report on Form 10-K

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 3, 2012 to facilitate timely delivery.

You may request a paper or e-mail copy of the proxy materials by following the instructions below. You will be asked to provide your 11-digit control number located by the arrow in the box below.

1.	Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or

2.	Access the website www.SendMaterial.com and follow the instructions provided, or

3.

Send us an e-mail at papercopy@SendMaterial.com with your control number in the Subject line. Unless you instruct us otherwise, we will reply to your e-mail with a copy of the proxy materials in PDF format for this meeting only.

Please note that space limitations make it necessary to limit attendance only to shareholders of the Company and the holders of shareholder proxies. Admission to the Annual Meeting will be on a first-come, first-served basis and will require presentation of a valid driver’s license or other federal or state issued photo identification card. Shareholders of record should bring the admission ticket attached to their proxy card or this notice in order to be admitted to the meeting. “Street name” shareholders will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date in order to be admitted to the meeting. Registration and seating will begin at approximately 11:00 a.m.

To vote your Fifth Third Bancorp shares, you can attend the Annual Meeting of Shareholders and vote in person or you can:
Step 1:	Go to www.ViewMaterial.com/fitb
Step 2:	Click on the icon to vote your shares.
Step 3:	Enter the 11-digit control number located by the arrow in the box above.
Step 4:	Follow the simple instructions to record your vote.
You will be able to vote until 11:00 a.m. E.D.S.T. on April 17, 2012.